UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 22, 2024

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

ITEM 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

In connection with the events described in Items 5.07 and 8.01 below, on July 22, 2024, Ashford Inc. (the “Company” or “Ashford”) requested that the NYSE American LLC (the “NYSE American”) suspend trading of Ashford common stock on the NYSE American and file with the Securities and Exchange Commission (the “Commission”) a Form 25 to request the removal of the common stock from listing on the NYSE American and to deregister the common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Ashford common stock will no longer be listed on the NYSE American. The Company intends to terminate the registration of common stock under the Exchange Act and cease reporting as a public company.

The last day of trading of Ashford common stock will be July 26, 2024.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 22, 2024, the Company held a special meeting of stockholders (the “Special Meeting”). Set forth below are the matters voted upon at the Special Meeting and the estimated preliminary voting results reported by Broadridge Financial Solutions, Inc. These preliminary voting results will be updated through the filing of an amendment to this Current Report on Form 8-K to reflect the final certification of results from the independent inspector of election.

At the Special Meeting, a majority of votes cast at the Special Meeting of our common stock (taking into account our Series D Convertible Preferred Stock on an as-converted basis and with abstentions and broker non-votes not counting as votes cast) voted to effect a 1-for-10,000 reverse stock split of the Company’s common stock (the “Reverse Stock Split”). Based on the estimated preliminary results, the Reverse Stock Split was approved with 6,981,458 shares of common stock voting in favor of the Reverse Stock Split, 516,712 shares voting against the Reverse Stock Split, 536 shares abstaining and 0 broker non-votes. Also at the Special Meeting, a majority of the issued and outstanding shares of our common stock (taking into account our Series D Convertible Preferred Stock on an as-converted basis) that are not beneficially owned by (i) Monty J. Bennett, who is our Chief Executive Officer and Chairman of the Board, and (ii) Archie Bennett, Jr., who is Monty J. Bennett’s father, and affiliated trusts of Archie Bennett, Jr., voted to adopt a waiver of the prohibition on Rule 13e-3 transactions contained in Section 3.03 of that certain Investor Rights Agreement entered into as of November 6, 2019 by and among the Company, Archie Bennett, Jr., Monty J. Bennett and certain other parties (the “IRA Waiver”). Based on the estimated preliminary results, the IRA Waiver was approved with 1,501,002 shares of common stock voting in favor of the IRA Waiver, 508,673 shares voting against the IRA Waiver, 3,211 shares abstaining and 437,757 broker non-votes. Additionally, a majority of votes cast at the Special Meeting of our common stock (taking into account our Series D Convertible Preferred Stock on an as-converted basis and with abstentions and broker non-votes not counting as votes cast) voted to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split and IRA Waiver (the “Adjournment Proposal”). Based on the estimated preliminary results, the Adjournment Proposal was approved with 6,973,684 shares of common stock voting in favor of the Adjournment Proposal, 513,822 shares voting against the Adjournment Proposal, 11,200 shares abstaining and 0 broker non-votes.

ITEM 8.01    OTHER EVENTS

As previously announced, on April 1, 2024, the Board of Directors of the Company (the “Board”), upon the recommendation of the Special Committee of the Board consisting entirely of independent and disinterested directors, approved a transaction whereby the Company would, subject to obtaining the requisite approval of the Company’s stockholders at a Special Meeting, effect the approved Reverse Stock Split, followed by a 10,000-for-1 forward stock split of the Company’s common stock, which does not require stockholder approval under Nevada law (the “Forward Stock Split,” and together with the Reverse Stock Split, the “Transaction”).

The Reverse Stock Split and the Forward Stock Split will be effective on July 29, 2024 at 5:01 p.m. Eastern Time and 5:02 p.m. Eastern Time, respectively. As a result of the Transaction, each stockholder owning fewer than 10,000 shares of the Company’s common stock in any one account immediately prior to the effective time of the Reverse Stock Split will receive $5.00 per share, without interest, in cash for each share of the Company’s common stock held by such stockholder at the effective time of the Reverse Stock Split, and such stockholder will no longer be a stockholder of the Company. The cash payment will be made on or about August 7, 2024.

Stockholders who own 10,000 or more shares of the Company’s common stock in any one account immediately prior to the effective time of the Reverse Stock Split will not be entitled to receive any cash for their fractional share interests resulting from the Reverse Stock Split, if any. The Forward Stock Split that will immediately follow the Reverse Stock Split will reconvert whole shares and fractional share interests held by such stockholders back into the same number of shares of the Company’s common stock held by such stockholders immediately before the effective time of the Reverse Stock Split. As a result, the total number of shares of the Company’s common stock held by such stockholders will not change.

The press release announcing the results of the Special Meeting and the Company’s intent to delist and deregister its common stock is filed as Exhibit 99.1 and is incorporated herein by reference.

For a more detailed discussion of the Transaction, please see the definitive proxy statement of the Company, filed June 21, 2024 with the Commission.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits
Exhibit Number         Description

99.1    Press Release of the Company, dated as of July 22, 2024
104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 22, 2024

ASHFORD INC.

By:	/s/ ALEX ROSE
Alex Rose
Executive Vice President, General Counsel & Secretary

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